UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2010

Gladstone Investment Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00704	83-0423116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (703) 287-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 5, 2010, the Gladstone Investment Corporation (the "Company") held its 2010 Annual Meeting of Stockholders (the "Annual Meeting"). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 20,934,515 shares of the Company's Common Stock. The following matters were submitted at the Annual Meeting to the stockholders for consideration:

  To elect three directors to hold office for three years, or until their successors are elected and qualified;
  To approve a proposal to authorize the Company to issue and sell shares of the Company's common stock at a price below the then current net asset value per share;
  To ratify the selection by the Audit Committee of the Company's Board of Directors of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011.
The voting results, as tabulated by and received from the inspector of election for the Annual Meeting, relating to the matters voted on at the Annual Meeting indicate that: Paul W. Adelgren, John H. Outland and David Gladstone were elected to serve as directors until the 2013 Annual Meeting of Stockholders, or until their successors are elected and qualified; and proposals 2 and 3 were approved by the Company's stockholders. The full voting results are as follows:

1. Election of director to hold office until the 2013 Annual Meeting:

	For	Withheld
Paul W. Adelgren	15,336,606	567,201
John H. Outland	15,349,156	554,651
David Gladstone	15,314,647	589,160

Continuing directors whose terms did not expire at the Annual Meeting were as follows: Michela A. English, Anthony W. Parker, Gerard Mead and George Stelljes, III are currently serving until the 2011 Annual Meeting of Stockholders; and Maurice W. Coulon, Terry Lee Brubaker and David A.R. Dullum are currently serving until the 2012 Annual Meeting of Stockholders.

2. Ratification of proposal to authorize the Company to issue and sell shares of the Company's common stock at a price below the then current net asset value per share:

For	Against	Abstain	Broker Non-Vote
12,515,310	3,167,107	221,390	5,030,708

3. Ratification of the selection by the Audit Committee of the Company's Board of Directors of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011:

For	Against	Abstain
20,560,700	168,279	205,536

On August 5, 2010, the Company issued a press release announcing the approval of all proposals put to a vote to the stockholders of the Company at the Annual Meeting held August 5, 2010. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Gladstone Investment Corporation on August 5, 2010.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation (Registrant)
August 6, 2010 (Date)	/s/ DAVID WATSON David Watson Chief Financial Officer